                                                                  EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 7, 1996, which appears on page 24 of the 1996 Annual Report to Stockholders of KLA Instruments Corporation, which is incorporated by reference in KLA Instruments Corporation's Annual Report on Form 10-K for the year ended June 30, 1996.


/s/Price Waterhouse LLP


San Jose, California
March 7, 1997